Revised Supplemental Information
to Reflect Change in Accounting Method
Related to Certain Debt Securities

This information is preliminary and based on company data available at the time of this Form 8-K filing. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided.

Description of Accounting Change

Effective July 1, 2016, Bank of America Corporation (the “Corporation”) changed its accounting method for the amortization of premiums and accretion of discounts related to certain debt securities carried at fair value and held-to-maturity under FASB Accounting Standards Codification (ASC) 310-20, Nonrefundable fees and other costs (formerly known as “SFAS 91”), from the prepayment method (also referred to as the retrospective method) to the contractual method.

Under the prepayment method, the Corporation's amortization of premiums and accretion of discounts related to certain debt securities carried at fair value and held-to-maturity was based on the estimated principal prepayment assumptions on individual debt securities each reporting period. Under this method, prepayment experience, which is largely driven by interest rates, is continually evaluated to determine the estimated lives of the securities. When a change is made to the estimated lives of the securities, the related premium or discount is adjusted with a corresponding charge or benefit to interest income as if the current estimated lives had been applied since the acquisition of the securities. The application of the prepayment method results in a cumulative catch-up each period, recorded in interest income, based on changes in estimated prepayment assumptions. This method introduces substantial volatility to net interest income and earnings as interest rates move up or down.

Under the contractual method, premiums and discounts on debt securities are amortized and accreted, respectively, at a constant effective yield. The contractually required payment terms of each individual debt security are followed and prepayments of principal are not anticipated to shorten the term of the debt securities. Unlike the prepayment method, a cumulative catch-up is not required for each reporting period in applying the contractual method. As principal prepayments occur, the contractual method requires the acceleration of a pro-rata portion of the unamortized premium or discount be recorded in interest income such that the effective yield of the debt security remains constant throughout the life of the debt security.

The difference between the Corporation’s use of the prepayment method and the contractual method used by its peers has resulted in a lack of comparability between the Corporation and those peers with respect to reported net interest income, a primary financial statement element for banks. To address this inconsistency, the Corporation has historically included certain non-GAAP disclosures in its earnings presentation materials to assist users of the Corporation's financial information in comparing its reported net interest income results with those of its peers. The contractual method of accounting will eliminate the need for these non-GAAP disclosures in future earnings presentation materials.

Under the applicable bank regulatory rules, the Corporation is not required to and, accordingly, will not restate previously-filed capital ratios. The cumulative impact of the change in accounting method would have resulted in an insignificant pro forma change of the Corporation's capital ratios.

Financial information for all prior periods presented herein have been updated to reflect this change in accounting method.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Income statement
Net interest income	$38,958	$40,779	$10,118	$10,485	$9,686	$9,900	$9,517	$9,855
Noninterest income	44,007	45,115	11,168	10,305	9,896	11,092	11,523	11,496
Total revenue, net of interest expense	82,965	85,894	21,286	20,790	19,582	20,992	21,040	21,351
Provision for credit losses	3,161	2,275	976	997	810	806	780	765
Noninterest expense	57,734	75,656	13,493	14,816	14,010	13,939	13,959	15,826
Income tax expense	6,234	2,443	2,034	1,505	1,478	1,628	1,736	1,392
Net income	15,836	5,520	4,783	3,472	3,284	4,619	4,565	3,368
Preferred stock dividends	1,483	1,044	361	457	330	441	330	382
Net income applicable to common shareholders	14,353	4,476	4,422	3,015	2,954	4,178	4,235	2,986
Diluted earnings per common share	1.31	0.42	0.41	0.28	0.27	0.38	0.38	0.27
Average diluted common shares issued and outstanding	11,213,992	10,584,535	11,059,167	11,100,067	11,153,169	11,197,203	11,238,060	11,266,511
Dividends paid per common share	$0.20	$0.12	$0.05	$0.05	$0.05	$0.05	$0.05	$0.05

Performance ratios
Return on average assets	0.73%	0.26%	0.88%	0.64%	0.60%	0.84%	0.85%	0.64%
Return on average common shareholders' equity	6.24	2.01	7.40	5.11	4.99	7.16	7.43	5.37
Return on average shareholders' equity	6.28	2.32	7.25	5.36	5.07	7.22	7.29	5.55
Return on average tangible common shareholders' equity (1)	9.08	2.98	10.54	7.33	7.19	10.40	10.85	7.91
Return on average tangible shareholders' equity (1)	8.80	3.34	9.93	7.40	7.04	10.08	10.24	7.87

At period end
Book value per share of common stock	$22.53	$21.32	$23.71	$23.14	$22.53	$22.40	$21.89	$21.67
Tangible book value per share of common stock (1)	15.62	14.43	16.71	16.19	15.62	15.50	15.00	14.80
Market price per share of common stock:
Closing price	$16.83	$17.89	$13.27	$13.52	$16.83	$15.58	$17.02	$15.39
High closing price for the period	18.45	18.13	15.11	16.43	17.95	18.45	17.67	17.90
Low closing price for the period	15.15	14.51	12.18	11.16	15.38	15.26	15.41	15.15
Market capitalization	174,700	188,141	135,577	139,427	174,700	162,457	178,231	161,909

Number of financial centers - U.S.	4,726	4,855	4,681	4,689	4,726	4,741	4,789	4,835
Number of branded ATMs - U.S.	16,038	15,834	15,998	16,003	16,038	16,062	15,992	15,903
Full-time equivalent employees	213,280	223,715	210,516	213,183	213,280	215,193	216,679	219,658

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 29-30.)

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Interest income
Loans and leases	$31,918	$34,145	$8,219	$8,260	$8,006	$7,965	$7,951	$7,996
Debt securities	9,178	9,010	2,261	2,517	2,452	2,268	2,127	2,331
Federal funds sold and securities borrowed or purchased under agreements to resell	988	1,039	260	276	214	275	268	231
Trading account assets	4,397	4,561	1,075	1,179	1,106	1,134	1,074	1,083
Other interest income	3,026	2,959	759	776	805	754	740	727
Total interest income	49,507	51,714	12,574	13,008	12,583	12,396	12,160	12,368

Interest expense
Deposits	861	1,080	245	225	211	214	216	220
Short-term borrowings	2,387	2,579	626	613	519	597	685	586
Trading account liabilities	1,343	1,576	242	292	272	342	335	394
Long-term debt	5,958	5,700	1,343	1,393	1,895	1,343	1,407	1,313
Total interest expense	10,549	10,935	2,456	2,523	2,897	2,496	2,643	2,513
Net interest income	38,958	40,779	10,118	10,485	9,686	9,900	9,517	9,855

Noninterest income
Card income	5,959	5,944	1,464	1,430	1,578	1,510	1,477	1,394
Service charges	7,381	7,443	1,871	1,837	1,862	1,898	1,857	1,764
Investment and brokerage services	13,337	13,284	3,201	3,182	3,236	3,336	3,387	3,378
Investment banking income	5,572	6,065	1,408	1,153	1,272	1,287	1,526	1,487
Trading account profits	6,473	6,309	2,018	1,662	963	1,616	1,647	2,247
Mortgage banking income	2,364	1,563	312	433	262	407	1,001	694
Gains on sales of debt securities	1,138	1,481	249	190	252	437	171	278
Other income	1,783	3,026	645	418	471	601	457	254
Total noninterest income	44,007	45,115	11,168	10,305	9,896	11,092	11,523	11,496
Total revenue, net of interest expense	82,965	85,894	21,286	20,790	19,582	20,992	21,040	21,351

Provision for credit losses	3,161	2,275	976	997	810	806	780	765

Noninterest expense
Personnel	32,868	33,787	7,722	8,852	7,535	7,829	7,890	9,614
Occupancy	4,093	4,260	1,036	1,028	1,011	1,028	1,027	1,027
Equipment	2,039	2,125	451	463	528	499	500	512
Marketing	1,811	1,829	414	419	481	445	445	440
Professional fees	2,264	2,472	472	425	676	673	494	421
Amortization of intangibles	834	936	186	187	202	207	212	213
Data processing	3,115	3,144	717	838	817	731	715	852
Telecommunications	823	1,259	189	173	240	210	202	171
Other general operating	9,887	25,844	2,306	2,431	2,520	2,317	2,474	2,576
Total noninterest expense	57,734	75,656	13,493	14,816	14,010	13,939	13,959	15,826
Income before income taxes	22,070	7,963	6,817	4,977	4,762	6,247	6,301	4,760
Income tax expense	6,234	2,443	2,034	1,505	1,478	1,628	1,736	1,392
Net income	$15,836	$5,520	$4,783	$3,472	$3,284	$4,619	$4,565	$3,368
Preferred stock dividends	1,483	1,044	361	457	330	441	330	382
Net income applicable to common shareholders	$14,353	$4,476	$4,422	$3,015	$2,954	$4,178	$4,235	$2,986

Per common share information
Earnings	$1.37	$0.43	$0.43	$0.29	$0.28	$0.40	$0.40	$0.28
Diluted earnings	1.31	0.42	0.41	0.28	0.27	0.38	0.38	0.27
Dividends paid	0.20	0.12	0.05	0.05	0.05	0.05	0.05	0.05
Average common shares issued and outstanding	10,462,282	10,527,818	10,253,573	10,339,731	10,399,422	10,444,291	10,488,137	10,518,790
Average diluted common shares issued and outstanding	11,213,992	10,584,535	11,059,167	11,100,067	11,153,169	11,197,203	11,238,060	11,266,511

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net income	$15,836	$5,520	$4,783	$3,472	$3,284	$4,619	$4,565	$3,368
Other comprehensive income (loss), net-of-tax:
Net change in debt and marketable equity securities	(1,580)	4,149	755	2,356	(1,747)	1,211	(2,200)	1,156
Net change in debit valuation adjustments	615	—	(13)	127	(18)	187	186	260
Net change in derivatives	584	616	126	24	168	127	246	43
Employee benefit plan adjustments	394	(943)	13	10	317	27	25	25
Net change in foreign currency translation adjustments	(123)	(157)	(21)	12	(39)	(76)	43	(51)
Other comprehensive income (loss)	(110)	3,665	860	2,529	(1,319)	1,476	(1,700)	1,433
Comprehensive income	$15,726	$9,185	$5,643	$6,001	$1,965	$6,095	$2,865	$4,801

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2016	December 31 2015	December 31 2014
Assets
Cash and due from banks	$29,408	$31,265	$33,118
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	141,799	128,088	105,471
Cash and cash equivalents	171,207	159,353	138,589
Time deposits placed and other short-term investments	7,558	7,744	7,510
Federal funds sold and securities borrowed or purchased under agreements to resell	213,737	192,482	191,823
Trading account assets	175,365	176,527	191,785
Derivative assets	55,264	49,990	52,682
Debt securities:
Carried at fair value	309,670	322,380	320,695
Held-to-maturity, at cost	102,899	84,508	59,757
Total debt securities	412,569	406,888	380,452
Loans and leases	903,153	896,983	876,104
Allowance for loan and lease losses	(11,837)	(12,234)	(14,419)
Loans and leases, net of allowance	891,316	884,749	861,685
Premises and equipment, net	9,150	9,485	10,049
Mortgage servicing rights	2,269	3,087	3,530
Goodwill	69,744	69,761	69,777
Intangible assets	3,352	3,768	4,612
Loans held-for-sale	8,848	7,453	12,836
Customer and other receivables	58,150	58,312	61,845
Other assets	108,437	114,688	117,364
Total assets	$2,186,966	$2,144,287	$2,104,539

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,940	$6,344	$6,890
Loans and leases	60,384	72,946	95,187
Allowance for loan and lease losses	(1,128)	(1,320)	(1,968)
Loans and leases, net of allowance	59,256	71,626	93,219
Loans held-for-sale	256	284	1,822
All other assets	1,455	1,530	2,769
Total assets of consolidated variable interest entities	$66,907	$79,784	$104,700

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	June 30 2016	December 31 2015	December 31 2014
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$424,918	$422,237	$393,102
Interest-bearing	714,607	703,761	660,161
Deposits in non-U.S. offices:
Noninterest-bearing	11,252	9,916	7,230
Interest-bearing	65,314	61,345	58,443
Total deposits	1,216,091	1,197,259	1,118,936
Federal funds purchased and securities loaned or sold under agreements to repurchase	178,062	174,291	201,277
Trading account liabilities	74,282	66,963	74,192
Derivative liabilities	47,561	38,450	46,909
Short-term borrowings	33,051	28,098	31,172
Accrued expenses and other liabilities (includes $750, $646 and $528 of reserve for unfunded lending commitments)	140,876	146,286	145,438
Long-term debt	229,617	236,764	243,139
Total liabilities	1,919,540	1,888,111	1,861,063
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,790, 3,767,790 and 3,647,790 shares	25,220	22,273	19,309
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,216,780,615, 10,380,265,063 and 10,516,542,476 shares	149,554	151,042	153,458
Retained earnings	94,621	88,219	74,731
Accumulated other comprehensive income (loss)	(1,969)	(5,358)	(4,022)
Total shareholders' equity	267,426	256,176	243,476
Total liabilities and shareholders' equity	$2,186,966	$2,144,287	$2,104,539

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$639	$681	$1,032
Long-term debt	11,463	14,073	13,307
All other liabilities	35	21	138
Total liabilities of consolidated variable interest entities	$12,137	$14,775	$14,477

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2016			First Quarter 2016			Fourth Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$135,312	$157	0.47%	$138,574	$155	0.45%	$148,102	$108	0.29%
Time deposits placed and other short-term investments	7,855	35	1.79	9,156	32	1.41	10,120	41	1.61
Federal funds sold and securities borrowed or purchased under agreements to resell	223,005	260	0.47	209,183	276	0.53	207,585	214	0.41
Trading account assets	127,189	1,109	3.50	136,306	1,212	3.57	134,797	1,141	3.37
Debt securities	419,085	2,284	2.20	399,978	2,537	2.56	399,338	2,470	2.48
Loans and leases (1):
Residential mortgage	186,752	1,626	3.48	186,980	1,629	3.49	189,650	1,644	3.47
Home equity	73,141	703	3.86	75,328	711	3.79	77,109	715	3.69
U.S. credit card	86,705	1,983	9.20	87,163	2,021	9.32	88,623	2,045	9.15
Non-U.S. credit card	9,988	250	10.06	9,822	253	10.36	10,155	258	10.07
Direct/Indirect consumer	91,643	563	2.47	89,342	550	2.48	87,858	530	2.40
Other consumer	2,220	16	3.00	2,138	16	3.03	2,039	11	2.09
Total consumer	450,449	5,141	4.58	450,773	5,180	4.61	455,434	5,203	4.55
U.S. commercial	276,640	2,006	2.92	270,511	1,936	2.88	261,727	1,790	2.72
Commercial real estate	57,772	434	3.02	57,271	434	3.05	56,126	408	2.89
Commercial lease financing	20,874	147	2.81	21,077	182	3.46	20,422	155	3.03
Non-U.S. commercial	93,935	564	2.42	93,352	585	2.52	92,447	530	2.27
Total commercial	449,221	3,151	2.82	442,211	3,137	2.85	430,722	2,883	2.66
Total loans and leases	899,670	8,292	3.70	892,984	8,317	3.74	886,156	8,086	3.63
Other earning assets	55,957	660	4.74	58,641	694	4.75	61,073	748	4.87
Total earning assets (2)	1,868,073	12,797	2.75	1,844,822	13,223	2.88	1,847,171	12,808	2.76
Cash and due from banks	27,924			28,844			29,503
Other assets, less allowance for loan and lease losses	292,244			300,256			303,833
Total assets	$2,188,241			$2,173,922			$2,180,507

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
Federal funds sold and securities borrowed or purchased under agreements to resell	$5	$13	$7
Debt securities	(48)	(34)	(22)
U.S. commercial loans and leases	(13)	(14)	(17)
Net hedge expense on assets	$(56)	$(35)	$(32)

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Third Quarter 2015			Second Quarter 2015			First Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$145,174	$96	0.26%	$125,762	$81	0.26%	$126,189	$84	0.27%
Time deposits placed and other short-term investments	11,503	38	1.32	8,183	34	1.64	8,379	33	1.61
Federal funds sold and securities borrowed or purchased under agreements to resell	210,127	275	0.52	214,326	268	0.50	213,931	231	0.44
Trading account assets	140,484	1,170	3.31	137,137	1,114	3.25	138,946	1,122	3.26
Debt securities	394,265	2,282	2.32	386,337	2,138	2.23	383,240	2,343	2.48
Loans and leases (1):
Residential mortgage	193,791	1,690	3.49	207,356	1,782	3.44	215,030	1,851	3.45
Home equity	79,715	730	3.64	82,640	769	3.73	84,915	770	3.66
U.S. credit card	88,201	2,033	9.15	87,460	1,980	9.08	88,695	2,027	9.27
Non-U.S. credit card	10,244	267	10.34	10,012	264	10.56	10,002	262	10.64
Direct/Indirect consumer	85,975	515	2.38	83,698	504	2.42	80,713	491	2.47
Other consumer	1,980	15	3.01	1,885	15	3.14	1,847	15	3.29
Total consumer	459,906	5,250	4.54	473,051	5,314	4.50	481,202	5,416	4.54
U.S. commercial	251,908	1,744	2.75	244,540	1,704	2.80	234,907	1,645	2.84
Commercial real estate	53,605	384	2.84	50,478	382	3.03	48,234	347	2.92
Commercial lease financing	20,013	153	3.07	19,486	149	3.05	19,271	171	3.55
Non-U.S. commercial	91,997	514	2.22	88,623	479	2.17	83,555	485	2.35
Total commercial	417,523	2,795	2.66	403,127	2,714	2.70	385,967	2,648	2.78
Total loans and leases	877,429	8,045	3.65	876,178	8,028	3.67	867,169	8,064	3.76
Other earning assets	62,848	717	4.52	62,723	719	4.60	61,514	706	4.65
Total earning assets (2)	1,841,830	12,623	2.73	1,810,646	12,382	2.74	1,799,368	12,583	2.82
Cash and due from banks	27,730			30,751			27,695
Other assets, less allowance for loan and lease losses	299,370			310,569			311,769
Total assets	$2,168,930			$2,151,966			$2,138,832

For footnotes see page 7.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
Federal funds sold and securities borrowed or purchased under agreements to resell	$20	$13	$12
Debt securities	(11)	(3)	(8)
U.S. commercial loans and leases	(17)	(18)	(15)
Net hedge expense on assets	$(8)	$(8)	$(11)

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2016			First Quarter 2016			Fourth Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$50,105	$1	0.01%	$47,845	$1	0.01%	$46,094	$1	0.01%
NOW and money market deposit accounts	583,913	72	0.05	577,779	71	0.05	558,441	68	0.05
Consumer CDs and IRAs	48,450	33	0.28	49,617	35	0.28	51,107	37	0.29
Negotiable CDs, public funds and other deposits	32,879	35	0.42	31,739	29	0.37	30,546	25	0.32
Total U.S. interest-bearing deposits	715,347	141	0.08	706,980	136	0.08	686,188	131	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,235	10	0.98	4,123	9	0.84	3,997	7	0.69
Governments and official institutions	1,542	2	0.66	1,472	2	0.53	1,687	2	0.37
Time, savings and other	60,311	92	0.61	56,943	78	0.55	55,965	71	0.51
Total non-U.S. interest-bearing deposits	66,088	104	0.63	62,538	89	0.57	61,649	80	0.52
Total interest-bearing deposits	781,435	245	0.13	769,518	225	0.12	747,837	211	0.11
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	215,852	626	1.17	221,990	613	1.11	231,650	519	0.89
Trading account liabilities	73,773	242	1.32	72,299	292	1.63	73,139	272	1.48
Long-term debt	233,061	1,343	2.31	233,654	1,393	2.39	237,384	1,895	3.18
Total interest-bearing liabilities (1)	1,304,121	2,456	0.76	1,297,461	2,523	0.78	1,290,010	2,897	0.89
Noninterest-bearing sources:
Noninterest-bearing deposits	431,856			428,937			438,214
Other liabilities	186,910			187,101			195,209
Shareholders' equity	265,354			260,423			257,074
Total liabilities and shareholders' equity	$2,188,241			$2,173,922			$2,180,507
Net interest spread			1.99%			2.10%			1.87%
Impact of noninterest-bearing sources			0.24			0.23			0.27
Net interest income/yield on earning assets		$10,341	2.23%		$10,700	2.33%		$9,911	2.14%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
NOW and money market deposit accounts	$(1)	$—	$—
Consumer CDs and IRAs	5	6	6
Negotiable CDs, public funds and other deposits	4	3	3
Banks located in non-U.S. countries	3	1	1
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	149	162	178
Long-term debt	(770)	(737)	(869)
Net hedge income on liabilities	$(610)	$(565)	$(681)

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Third Quarter 2015			Second Quarter 2015			First Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,297	$2	0.02%	$47,381	$2	0.02%	$46,224	$2	0.02%
NOW and money market deposit accounts	545,741	67	0.05	536,201	71	0.05	531,827	67	0.05
Consumer CDs and IRAs	53,174	38	0.29	55,832	42	0.30	58,704	45	0.31
Negotiable CDs, public funds and other deposits	30,631	26	0.33	29,904	22	0.30	28,796	22	0.31
Total U.S. interest-bearing deposits	675,843	133	0.08	669,318	137	0.08	665,551	136	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,196	7	0.71	5,162	9	0.67	4,544	8	0.74
Governments and official institutions	1,654	1	0.33	1,239	1	0.38	1,382	1	0.21
Time, savings and other	53,793	73	0.53	55,030	69	0.51	54,276	75	0.55
Total non-U.S. interest-bearing deposits	59,643	81	0.54	61,431	79	0.52	60,202	84	0.56
Total interest-bearing deposits	735,486	214	0.12	730,749	216	0.12	725,753	220	0.12
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	257,323	597	0.92	252,088	685	1.09	244,134	586	0.97
Trading account liabilities	77,443	342	1.75	77,772	335	1.73	78,787	394	2.03
Long-term debt	240,520	1,343	2.22	242,230	1,407	2.33	240,127	1,313	2.20
Total interest-bearing liabilities (1)	1,310,772	2,496	0.76	1,302,839	2,643	0.81	1,288,801	2,513	0.79
Noninterest-bearing sources:
Noninterest-bearing deposits	423,745			416,040			404,972
Other liabilities	180,615			182,039			199,196
Shareholders' equity	253,798			251,048			245,863
Total liabilities and shareholders' equity	$2,168,930			$2,151,966			$2,138,832
Net interest spread			1.97%			1.93%			2.03%
Impact of noninterest-bearing sources			0.22			0.23			0.23
Net interest income/yield on earning assets		$10,127	2.19%		$9,739	2.16%		$10,070	2.26%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
NOW and money market deposit accounts	$—	$(1)	$—
Consumer CDs and IRAs	5	6	6
Negotiable CDs, public funds and other deposits	3	4	3
Banks located in non-U.S. countries	2	1	1
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	232	247	249
Long-term debt	(832)	(766)	(841)
Net hedge income on liabilities	$(590)	$(509)	$(582)

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Year Ended December 31
	2015			2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$136,391	$369	0.27%	$113,999	$308	0.27%
Time deposits placed and other short-term investments	9,556	146	1.53	11,032	170	1.54
Federal funds sold and securities borrowed or purchased under agreements to resell	211,471	988	0.47	222,483	1,039	0.47
Trading account assets	137,837	4,547	3.30	145,686	4,716	3.24
Debt securities	390,849	9,233	2.38	351,437	9,051	2.57
Loans and leases (1):
Residential mortgage	201,366	6,967	3.46	237,270	8,462	3.57
Home equity	81,070	2,984	3.68	89,705	3,340	3.72
U.S. credit card	88,244	8,085	9.16	88,962	8,313	9.34
Non-U.S. credit card	10,104	1,051	10.40	11,511	1,200	10.42
Direct/Indirect consumer	84,585	2,040	2.41	82,409	2,099	2.55
Other consumer	1,938	56	2.86	2,029	139	6.86
Total consumer	467,307	21,183	4.53	511,886	23,553	4.60
U.S. commercial	248,354	6,883	2.77	230,172	6,630	2.88
Commercial real estate	52,136	1,521	2.92	47,525	1,432	3.01
Commercial lease financing	19,802	628	3.17	19,226	658	3.42
Non-U.S. commercial	89,188	2,008	2.25	89,894	2,196	2.44
Total commercial	409,480	11,040	2.70	386,817	10,916	2.82
Total loans and leases	876,787	32,223	3.68	898,703	34,469	3.84
Other earning assets	62,040	2,890	4.66	66,128	2,812	4.25
Total earning assets (2)	1,824,931	50,396	2.76	1,809,468	52,565	2.90
Cash and due from banks	28,921			27,079
Other assets, less allowance for loan and lease losses	306,345			308,846
Total assets	$2,160,197			$2,145,393

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2015	2014
Federal funds sold and securities borrowed or purchased under agreements to resell	$52	$51
Debt securities	(44)	(53)
U.S. commercial loans and leases	(67)	(56)
Net hedge expense on assets	$(59)	$(58)

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Year Ended December 31
	2015			2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,498	$7	0.01%	$46,270	$3	0.01%
NOW and money market deposit accounts	543,133	273	0.05	518,893	316	0.06
Consumer CDs and IRAs	54,679	162	0.30	66,797	264	0.40
Negotiable CDs, public funds and other deposits	29,976	95	0.32	31,507	108	0.34
Total U.S. interest-bearing deposits	674,286	537	0.08	663,467	691	0.10
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,473	31	0.70	8,744	61	0.69
Governments and official institutions	1,492	5	0.33	1,740	2	0.14
Time, savings and other	54,767	288	0.53	60,729	326	0.54
Total non-U.S. interest-bearing deposits	60,732	324	0.53	71,213	389	0.55
Total interest-bearing deposits	735,018	861	0.12	734,680	1,080	0.15
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	246,295	2,387	0.97	257,678	2,579	1.00
Trading account liabilities	76,772	1,343	1.75	87,152	1,576	1.81
Long-term debt	240,059	5,958	2.48	253,607	5,700	2.25
Total interest-bearing liabilities (1)	1,298,144	10,549	0.81	1,333,117	10,935	0.82
Noninterest-bearing sources:
Noninterest-bearing deposits	420,842			389,527
Other liabilities	189,230			184,432
Shareholders' equity	251,981			238,317
Total liabilities and shareholders' equity	$2,160,197			$2,145,393
Net interest spread			1.95%			2.08%
Impact of noninterest-bearing sources			0.24			0.22
Net interest income/yield on earning assets		$39,847	2.19%		$41,630	2.30%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2015	2014
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	23	44
Negotiable CDs, public funds and other deposits	13	13
Banks located in non-U.S. countries	5	20
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	906	1,037
Long-term debt	(3,308)	(3,587)
Net hedge income on liabilities	$(2,362)	$(2,474)

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	June 30, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$204,692	$4,030	$(34)	$208,688
Agency-collateralized mortgage obligations	9,468	312	(20)	9,760
Commercial	11,095	307	(5)	11,397
Non-agency residential	1,963	208	(68)	2,103
Total mortgage-backed securities	227,218	4,857	(127)	231,948
U.S. Treasury and agency securities	25,792	351	—	26,143
Non-U.S. securities	6,044	21	(7)	6,058
Other taxable securities, substantially all asset-backed securities	9,793	26	(45)	9,774
Total taxable securities	268,847	5,255	(179)	273,923
Tax-exempt securities	15,281	112	(31)	15,362
Total available-for-sale debt securities	284,128	5,367	(210)	289,285
Other debt securities carried at fair value	20,527	93	(235)	20,385
Total debt securities carried at fair value	304,655	5,460	(445)	309,670
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	102,899	1,611	(135)	104,375
Total debt securities	$407,554	$7,071	$(580)	$414,045
Available-for-sale marketable equity securities (1)	$325	$46	$(34)	$337

	December 31, 2015
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$229,356	$1,061	$(1,470)	$228,947
Agency-collateralized mortgage obligations	10,892	148	(55)	10,985
Commercial	7,200	30	(65)	7,165
Non-agency residential	3,031	219	(71)	3,179
Total mortgage-backed securities	250,479	1,458	(1,661)	250,276
U.S. Treasury and agency securities	25,075	211	(9)	25,277
Non-U.S. securities	5,743	27	(3)	5,767
Other taxable securities, substantially all asset-backed securities	10,475	54	(84)	10,445
Total taxable securities	291,772	1,750	(1,757)	291,765
Tax-exempt securities	13,978	63	(33)	14,008
Total available-for-sale debt securities	305,750	1,813	(1,790)	305,773
Other debt securities carried at fair value	16,678	103	(174)	16,607
Total debt securities carried at fair value	322,428	1,916	(1,964)	322,380
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	84,508	330	(792)	84,046
Total debt securities	$406,936	$2,246	$(2,756)	$406,426
Available-for-sale marketable equity securities (1)	$326	$99	$—	$425

	December 31, 2014
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$163,118	$2,432	$(511)	$165,039
Agency-collateralized mortgage obligations	14,170	181	(103)	14,248
Commercial	3,932	68	—	4,000
Non-agency residential	4,244	286	(76)	4,454
Total mortgage-backed securities	185,464	2,967	(690)	187,741
U.S. Treasury and agency securities	69,268	359	(32)	69,595
Non-U.S. securities	6,208	37	(15)	6,230
Other taxable securities, substantially all asset-backed securities	11,134	48	(23)	11,159
Total taxable securities	272,074	3,411	(760)	274,725
Tax-exempt securities	9,556	12	(19)	9,549
Total available-for-sale debt securities	281,630	3,423	(779)	284,274
Other debt securities carried at fair value	36,543	257	(379)	36,421
Total debt securities carried at fair value	318,173	3,680	(1,158)	320,695
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	59,757	538	(654)	59,641
Total debt securities	$377,930	$4,218	$(1,812)	$380,336
Available-for-sale marketable equity securities (1)	$336	$27	$—	$363

(1)	Classified in other assets on the Consolidated Balance Sheet.

This information is preliminary and based on company data available at the time of the presentation.	13

Other Debt Securities Carried at Fair Value
(Dollars in millions)	June 30 2016	December 31 2015	December 31 2014
Mortgage-backed securities:
Agency	$—	$—	$15,704
Agency-collateralized mortgage obligations	7	7	—
Non-agency residential	3,244	3,490	3,745
Total mortgage-backed securities	3,251	3,497	19,449
U.S. Treasury and agency securities	—	—	1,541
Non-U.S. securities (1)	16,885	12,843	15,132
Other taxable securities, substantially all asset-backed securities	249	267	299
Total	$20,385	$16,607	$36,421

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,341	$5,207	$1,403	$2,424	$1,088	$219
Card income	1,464	1,216	22	134	37	55
Service charges	1,871	1,011	17	759	79	5
Investment and brokerage services	3,201	67	2,598	14	525	(3)
Investment banking income (loss)	1,408	—	51	799	603	(45)
Trading account profits	2,018	—	25	26	1,872	95
Mortgage banking income	312	267	—	—	1	44
Gains on sales of debt securities	249	—	—	—	—	249
Other income (loss)	645	27	309	538	103	(332)
Total noninterest income	11,168	2,588	3,022	2,270	3,220	68
Total revenue, net of interest expense (FTE basis)	21,509	7,795	4,425	4,694	4,308	287
Provision for credit losses	976	726	14	199	(5)	42
Noninterest expense	13,493	4,414	3,288	2,126	2,581	1,084
Income (loss) before income taxes (FTE basis)	7,040	2,655	1,123	2,369	1,732	(839)
Income tax expense (benefit) (FTE basis)	2,257	978	420	873	619	(633)
Net income (loss)	$4,783	$1,677	$703	$1,496	$1,113	$(206)

Average
Total loans and leases	$899,670	$242,921	$141,181	$334,396	$69,620	$111,552
Total assets (1)	2,188,241	665,102	289,646	395,997	580,701	256,795
Total deposits	1,213,291	596,474	254,804	298,805	34,518	28,690
Period end
Total loans and leases	$903,153	$247,122	$142,633	$334,838	$70,766	$107,794
Total assets (1)	2,186,966	668,470	286,846	397,566	577,428	256,656
Total deposits	1,216,091	599,457	250,976	304,577	33,506	27,575

	First Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,700	$5,328	$1,513	$2,545	$1,184	$130
Card income	1,430	1,211	48	117	10	44
Service charges	1,837	997	19	745	72	4
Investment and brokerage services	3,182	69	2,536	16	568	(7)
Investment banking income (loss)	1,153	1	73	636	494	(51)
Trading account profits (losses)	1,662	—	36	(2)	1,595	33
Mortgage banking income	433	190	1	—	—	242
Gains on sales of debt securities	190	—	—	—	—	190
Other income (loss)	418	61	243	397	28	(311)
Total noninterest income	10,305	2,529	2,956	1,909	2,767	144
Total revenue, net of interest expense (FTE basis)	21,005	7,857	4,469	4,454	3,951	274
Provision for credit losses	997	531	25	553	9	(121)
Noninterest expense	14,816	4,539	3,277	2,172	2,451	2,377
Income (loss) before income taxes (FTE basis)	5,192	2,787	1,167	1,729	1,491	(1,982)
Income tax expense (benefit) (FTE basis)	1,720	1,024	429	636	519	(888)
Net income (loss)	$3,472	$1,763	$738	$1,093	$972	$(1,094)

Average
Total loans and leases	$892,984	$237,908	$139,099	$328,643	$69,283	$118,051
Total assets (1)	2,173,922	646,523	295,711	391,774	581,226	258,688
Total deposits	1,198,455	578,196	260,482	297,134	35,886	26,757
Period end
Total loans and leases	$901,113	$240,591	$139,690	$333,604	$73,446	$113,782
Total assets (1)	2,185,726	666,298	296,200	394,736	581,150	247,342
Total deposits	1,217,261	597,800	260,565	298,072	34,403	26,421

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$9,911	$5,229	$1,446	$2,456	$1,132	$(352)
Card income	1,578	1,314	47	139	19	59
Service charges	1,862	1,045	18	730	64	5
Investment and brokerage services	3,236	66	2,638	21	518	(7)
Investment banking income (loss)	1,272	1	50	729	532	(40)
Trading account profits	963	—	44	34	797	88
Mortgage banking income	262	215	2	—	1	44
Gains on sales of debt securities	252	—	—	1	—	251
Other income (loss)	471	142	233	451	54	(409)
Total noninterest income	9,896	2,783	3,032	2,105	1,985	(9)
Total revenue, net of interest expense (FTE basis)	19,807	8,012	4,478	4,561	3,117	(361)
Provision for credit losses	810	684	15	232	30	(151)
Noninterest expense	14,010	4,637	3,497	2,085	2,768	1,023
Income (loss) before income taxes (FTE basis)	4,987	2,691	966	2,244	319	(1,233)
Income tax expense (benefit) (FTE basis)	1,703	955	343	828	149	(572)
Net income (loss)	$3,284	$1,736	$623	$1,416	$170	$(661)

Average
Total loans and leases	$886,156	$235,498	$137,022	$318,699	$68,835	$126,102
Total assets (1)	2,180,507	630,973	285,329	381,887	586,606	295,712
Total deposits	1,186,051	563,745	251,306	307,806	37,175	26,019
Period end
Total loans and leases	$896,983	$238,851	$139,039	$323,687	$73,208	$122,198
Total assets (1)	2,144,287	645,427	296,271	386,132	548,790	267,667
Total deposits	1,197,259	577,832	260,893	296,162	37,038	25,334

	Third Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,127	$5,093	$1,360	$2,315	$1,094	$265
Card income	1,510	1,248	44	132	18	68
Service charges	1,898	1,057	18	746	73	4
Investment and brokerage services	3,336	69	2,682	11	574	—
Investment banking income (loss)	1,287	(1)	55	752	521	(40)
Trading account profits	1,616	—	43	100	1,471	2
Mortgage banking income	407	290	2	—	—	115
Gains on sales of debt securities	437	—	—	—	1	436
Other income (loss)	601	225	249	280	(2)	(151)
Total noninterest income	11,092	2,888	3,093	2,021	2,656	434
Total revenue, net of interest expense (FTE basis)	21,219	7,981	4,453	4,336	3,750	699
Provision for credit losses	806	523	(2)	181	42	62
Noninterest expense	13,939	4,711	3,470	2,161	2,697	900
Income (loss) before income taxes (FTE basis)	6,474	2,747	985	1,994	1,011	(263)
Income tax expense (benefit) (FTE basis)	1,855	990	353	716	211	(415)
Net income	$4,619	$1,757	$632	$1,278	$800	$152

Average
Total loans and leases	$877,429	$233,103	$134,319	$308,710	$66,349	$134,948
Total assets (1)	2,168,930	623,324	274,272	370,246	594,142	306,946
Total deposits	1,159,231	555,987	243,980	296,321	36,818	26,125
Period end
Total loans and leases	$882,076	$234,995	$135,805	$313,596	$70,159	$127,521
Total assets (1)	2,152,962	625,158	279,237	376,379	576,461	295,727
Total deposits	1,162,009	557,626	246,172	297,644	35,943	24,624

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$9,739	$4,988	$1,326	$2,179	$983	$263
Card income	1,477	1,207	41	128	36	65
Service charges	1,857	1,033	19	728	73	4
Investment and brokerage services	3,387	68	2,749	14	556	—
Investment banking income (loss)	1,526	—	84	777	718	(53)
Trading account profits (losses)	1,647	—	53	20	1,703	(129)
Mortgage banking income	1,001	360	3	—	—	638
Gains (losses) on sales of debt securities	171	—	(1)	—	7	165
Other income (loss)	457	47	267	399	(130)	(126)
Total noninterest income	11,523	2,715	3,215	2,066	2,963	564
Total revenue, net of interest expense (FTE basis)	21,262	7,703	4,541	4,245	3,946	827
Provision for credit losses	780	470	15	178	6	111
Noninterest expense	13,959	4,637	3,486	2,087	2,749	1,000
Income (loss) before income taxes (FTE basis)	6,523	2,596	1,040	1,980	1,191	(284)
Income tax expense (benefit) (FTE basis)	1,958	967	388	740	408	(545)
Net income	$4,565	$1,629	$652	$1,240	$783	$261

Average
Total loans and leases	$876,178	$230,704	$131,364	$299,483	$61,819	$152,808
Total assets (1)	2,151,966	620,355	268,908	361,867	599,985	300,851
Total deposits	1,146,789	552,973	239,974	288,117	39,051	26,674
Period end
Total loans and leases	$881,196	$232,271	$133,499	$305,643	$65,962	$143,821
Total assets (1)	2,148,899	621,883	267,099	367,052	578,052	314,813
Total deposits	1,149,560	554,204	237,624	292,261	38,751	26,720

	First Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,070	$5,118	$1,395	$2,294	$982	$281
Card income	1,394	1,168	49	100	9	68
Service charges	1,764	966	18	710	65	5
Investment and brokerage services	3,378	65	2,723	18	573	(1)
Investment banking income (loss)	1,487	—	72	852	630	(67)
Trading account profits (losses)	2,247	—	55	62	2,138	(8)
Mortgage banking income	694	467	2	—	—	225
Gains on sales of debt securities	278	1	1	—	2	274
Other income (loss)	254	44	247	443	(199)	(281)
Total noninterest income	11,496	2,711	3,167	2,185	3,218	215
Total revenue, net of interest expense (FTE basis)	21,566	7,829	4,562	4,479	4,200	496
Provision for credit losses	765	669	23	95	21	(43)
Noninterest expense	15,826	4,731	3,490	2,148	3,160	2,297
Income (loss) before income taxes (FTE basis)	4,975	2,429	1,049	2,236	1,019	(1,758)
Income tax expense (benefit) (FTE basis)	1,607	902	389	830	349	(863)
Net income (loss)	$3,368	$1,527	$660	$1,406	$670	$(895)

Average
Total loans and leases	$867,169	$230,359	$127,162	$288,351	$56,601	$164,696
Total assets (1)	2,138,832	605,806	275,200	361,771	595,592	300,463
Total deposits	1,130,725	538,487	243,561	286,434	39,287	22,956
Period end
Total loans and leases	$872,750	$230,213	$128,623	$294,372	$62,627	$156,915
Total assets (1)	2,143,644	624,689	272,848	365,024	584,192	296,891
Total deposits	1,153,168	557,163	244,080	290,422	38,214	23,289

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$39,847	$20,428	$5,527	$9,244	$4,191	$457
Card income	5,959	4,937	181	499	82	260
Service charges	7,381	4,101	73	2,914	275	18
Investment and brokerage services	13,337	268	10,792	64	2,221	(8)
Investment banking income (loss)	5,572	—	261	3,110	2,401	(200)
Trading account profits (losses)	6,473	—	195	216	6,109	(47)
Mortgage banking income	2,364	1,332	9	—	1	1,022
Gains on sales of debt securities	1,138	1	—	1	10	1,126
Other income (loss)	1,783	458	996	1,573	(277)	(967)
Total noninterest income	44,007	11,097	12,507	8,377	10,822	1,204
Total revenue, net of interest expense (FTE basis)	83,854	31,525	18,034	17,621	15,013	1,661
Provision for credit losses	3,161	2,346	51	686	99	(21)
Noninterest expense	57,734	18,716	13,943	8,481	11,374	5,220
Income (loss) before income taxes (FTE basis)	22,959	10,463	4,040	8,454	3,540	(3,538)
Income tax expense (benefit) (FTE basis)	7,123	3,814	1,473	3,114	1,117	(2,395)
Net income (loss)	$15,836	$6,649	$2,567	$5,340	$2,423	$(1,143)

Average
Total loans and leases	$876,787	$232,432	$132,499	$303,907	$63,443	$144,506
Total assets (1)	2,160,197	620,192	275,950	369,001	594,057	300,997
Total deposits	1,155,860	552,876	244,725	294,733	38,074	25,452
Period end
Total loans and leases	$896,983	$238,851	$139,039	$323,687	$73,208	$122,198
Total assets (1)	2,144,287	645,427	296,271	386,132	548,790	267,667
Total deposits	1,197,259	577,832	260,893	296,162	37,038	25,334

	Year Ended December 31, 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$41,630	$20,790	$5,830	$9,752	$3,851	$1,407
Card income	5,944	4,843	204	456	84	357
Service charges	7,443	4,160	76	2,901	281	25
Investment and brokerage services	13,284	251	10,722	69	2,205	37
Investment banking income (loss)	6,065	(1)	323	3,213	2,743	(213)
Trading account profits (losses)	6,309	—	179	124	6,027	(21)
Mortgage banking income	1,563	1,394	8	—	1	160
Gains on sales of debt securities	1,481	2	1	—	10	1,468
Other income (loss)	3,026	389	1,060	1,751	928	(1,102)
Total noninterest income	45,115	11,038	12,573	8,514	12,279	711
Total revenue, net of interest expense (FTE basis)	86,745	31,828	18,403	18,266	16,130	2,118
Provision for credit losses	2,275	2,470	14	325	110	(644)
Noninterest expense	75,656	19,390	13,836	8,806	11,989	21,635
Income (loss) before income taxes (FTE basis)	8,814	9,968	4,553	9,135	4,031	(18,873)
Income tax expense (benefit) (FTE basis)	3,294	3,717	1,698	3,353	1,441	(6,915)
Net income (loss)	$5,520	$6,251	$2,855	$5,782	$2,590	$(11,958)

Average
Total loans and leases	$898,703	$233,508	$120,687	$285,344	$61,750	$197,414
Total assets (1)	2,145,393	588,413	267,575	362,273	604,198	322,934
Total deposits	1,124,207	520,186	240,242	288,010	40,221	35,548
Period end
Total loans and leases	$876,104	$234,243	$126,432	$287,648	$58,996	$168,785
Total assets (1)	2,104,539	599,066	274,954	353,637	576,552	300,330
Total deposits	1,118,936	530,641	245,391	279,792	40,665	22,447

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income	$39,847	$41,630	$10,341	$10,700	$9,911	$10,127	$9,739	$10,070
Total revenue, net of interest expense	83,854	86,745	21,509	21,005	19,807	21,219	21,262	21,566
Net interest yield	2.19%	2.30%	2.23%	2.33%	2.14%	2.19%	2.16%	2.26%
Efficiency ratio	68.85	87.22	62.73	70.54	70.73	65.70	65.65	73.39

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 29-30.)

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income (FTE basis)	$20,428	$20,790	$5,207	$5,328	$5,229	$5,093	$4,988	$5,118
Noninterest income:
Card income	4,937	4,843	1,216	1,211	1,314	1,248	1,207	1,168
Service charges	4,101	4,160	1,011	997	1,045	1,057	1,033	966
Mortgage banking income	1,332	1,394	267	190	215	290	360	467
All other income	727	641	94	131	209	293	115	110
Total noninterest income	11,097	11,038	2,588	2,529	2,783	2,888	2,715	2,711
Total revenue, net of interest expense (FTE basis)	31,525	31,828	7,795	7,857	8,012	7,981	7,703	7,829

Provision for credit losses	2,346	2,470	726	531	684	523	470	669

Noninterest expense	18,716	19,390	4,414	4,539	4,637	4,711	4,637	4,731
Income before income taxes (FTE basis)	10,463	9,968	2,655	2,787	2,691	2,747	2,596	2,429
Income tax expense (FTE basis)	3,814	3,717	978	1,024	955	990	967	902
Net income	$6,649	$6,251	$1,677	$1,763	$1,736	$1,757	$1,629	$1,527

Net interest yield (FTE basis)	3.52%	3.80%	3.34%	3.53%	3.51%	3.46%	3.45%	3.67%
Return on average allocated capital (1)	20	18	20	21	21	21	20	19
Efficiency ratio (FTE basis)	59.37	60.92	56.63	57.77	57.88	59.02	60.21	60.42

Balance Sheet
Average
Total loans and leases	$232,432	$233,508	$242,921	$237,908	$235,498	$233,103	$230,704	$230,359
Total earning assets (2)	580,095	546,831	627,231	607,308	591,330	583,368	579,925	565,436
Total assets (2)	620,192	588,413	665,102	646,523	630,973	623,324	620,355	605,806
Total deposits	552,876	520,186	596,474	578,196	563,745	555,987	552,973	538,487
Allocated capital (1)	33,000	34,000	34,000	34,000	33,000	33,000	33,000	33,000

Period end
Total loans and leases	$238,851	$234,243	$247,122	$240,591	$238,851	$234,995	$232,271	$230,213
Total earning assets (2)	605,012	557,541	630,454	626,941	605,012	584,995	581,846	584,113
Total assets (2)	645,427	599,066	668,470	666,298	645,427	625,158	621,883	624,689
Total deposits	577,832	530,641	599,457	597,800	577,832	557,626	554,204	557,163

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$20,428	$9,635	$10,793
Noninterest income:
Card income	4,937	11	4,926
Service charges	4,101	4,100	1
Mortgage banking income	1,332	—	1,332
All other income	727	483	244
Total noninterest income	11,097	4,594	6,503
Total revenue, net of interest expense (FTE basis)	31,525	14,229	17,296

Provision for credit losses	2,346	200	2,146

Noninterest expense	18,716	9,856	8,860
Income before income taxes (FTE basis)	10,463	4,173	6,290
Income tax expense (FTE basis)	3,814	1,521	2,293
Net income	$6,649	$2,652	$3,997

Net interest yield (FTE basis)	3.52%	1.75%	4.70%
Return on average allocated capital (1)	20	22	19
Efficiency ratio (FTE basis)	59.37	69.27	51.23

Balance Sheet
Average
Total loans and leases	$232,432	$4,713	$227,719
Total earning assets (2)	580,095	549,600	229,579
Total assets (2)	620,192	576,569	242,707
Total deposits	552,876	544,685	8,191
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$238,851	$4,735	$234,116
Total earning assets (2)	605,012	576,108	235,496
Total assets (2)	645,427	603,448	248,571
Total deposits	577,832	571,467	6,365

	Year Ended December 31, 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$20,790	$9,391	$11,399
Noninterest income:
Card income	4,843	10	4,833
Service charges	4,160	4,159	1
Mortgage banking income	1,394	—	1,394
All other income	641	416	225
Total noninterest income	11,038	4,585	6,453
Total revenue, net of interest expense (FTE basis)	31,828	13,976	17,852

Provision for credit losses	2,470	268	2,202

Noninterest expense	19,390	10,024	9,366
Income before income taxes (FTE basis)	9,968	3,684	6,284
Income tax expense (FTE basis)	3,717	1,373	2,344
Net income	$6,251	$2,311	$3,940

Net interest yield (FTE basis)	3.80%	1.82%	4.95%
Return on average allocated capital (1)	18	21	17
Efficiency ratio (FTE basis)	60.92	71.73	52.46

Balance Sheet
Average
Total loans and leases	$233,508	$5,147	$228,361
Total earning assets (2)	546,831	515,948	230,453
Total assets (2)	588,413	542,684	245,299
Total deposits	520,186	511,925	8,261
Allocated capital (1)	34,000	11,000	23,000

Period end
Total loans and leases	$234,243	$4,950	$229,293
Total earning assets (2)	557,541	526,780	231,842
Total assets (2)	599,066	554,106	246,041
Total deposits	530,641	523,350	7,291

For footnotes see page 24.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,207	$2,618	$2,589
Noninterest income:
Card income	1,216	2	1,214
Service charges	1,011	1,011	—
Mortgage banking income	267	—	267
All other income	94	99	(5)
Total noninterest income	2,588	1,112	1,476
Total revenue, net of interest expense (FTE basis)	7,795	3,730	4,065

Provision for credit losses	726	41	685

Noninterest expense	4,414	2,376	2,038
Income before income taxes (FTE basis)	2,655	1,313	1,342
Income tax expense (FTE basis)	978	483	495
Net income	$1,677	$830	$847

Net interest yield (FTE basis)	3.34%	1.77%	4.34%
Return on average allocated capital (1)	20	28	16
Efficiency ratio (FTE basis)	56.63	63.69	50.15

Balance Sheet
Average
Total loans and leases	$242,921	$4,792	$238,129
Total earning assets (2)	627,231	594,748	239,645
Total assets (2)	665,102	621,445	250,819
Total deposits	596,474	589,295	7,179
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$247,122	$4,845	$242,277
Total earning assets (2)	630,454	597,992	244,699
Total assets (2)	668,470	624,658	256,049
Total deposits	599,457	592,442	7,015

	First Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,328	$2,692	$2,636
Noninterest income:
Card income	1,211	3	1,208
Service charges	997	997	—
Mortgage banking income	190	—	190
All other income	131	115	16
Total noninterest income	2,529	1,115	1,414
Total revenue, net of interest expense (FTE basis)	7,857	3,807	4,050

Provision for credit losses	531	48	483

Noninterest expense	4,539	2,456	2,083
Income before income taxes (FTE basis)	2,787	1,303	1,484
Income tax expense (FTE basis)	1,024	479	545
Net income	$1,763	$824	$939

Net interest yield (FTE basis)	3.53%	1.88%	4.52%
Return on average allocated capital (1)	21	28	17
Efficiency ratio (FTE basis)	57.77	64.50	51.44

Balance Sheet
Average
Total loans and leases	$237,908	$4,732	$233,176
Total earning assets (2)	607,308	576,633	234,362
Total assets (2)	646,523	603,429	246,781
Total deposits	578,196	571,461	6,735
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$240,591	$4,737	$235,854
Total earning assets (2)	626,941	596,058	236,962
Total assets (2)	666,298	622,783	249,594
Total deposits	597,800	590,829	6,971

For footnotes see page 24.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Fourth Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,229	$2,552	$2,677
Noninterest income:
Card income	1,314	3	1,311
Service charges	1,045	1,044	1
Mortgage banking income	215	—	215
All other income	209	129	80
Total noninterest income	2,783	1,176	1,607
Total revenue, net of interest expense (FTE basis)	8,012	3,728	4,284

Provision for credit losses	684	55	629

Noninterest expense	4,637	2,502	2,135
Income before income taxes (FTE basis)	2,691	1,171	1,520
Income tax expense (FTE basis)	955	418	537
Net income	$1,736	$753	$983

Net interest yield (FTE basis)	3.51%	1.80%	4.57%
Return on average allocated capital (1)	21	25	19
Efficiency ratio (FTE basis)	57.88	67.13	49.83

Balance Sheet
Average
Total loans and leases	$235,498	$4,652	$230,846
Total earning assets (2)	591,330	561,149	232,245
Total assets (2)	630,973	587,982	245,055
Total deposits	563,745	556,064	7,681
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$238,851	$4,735	$234,116
Total earning assets (2)	605,012	576,108	235,496
Total assets (2)	645,427	603,448	248,571
Total deposits	577,832	571,467	6,365

	Third Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,093	$2,397	$2,696
Noninterest income:
Card income	1,248	2	1,246
Service charges	1,057	1,057	—
Mortgage banking income	290	—	290
All other income	293	132	161
Total noninterest income	2,888	1,191	1,697
Total revenue, net of interest expense (FTE basis)	7,981	3,588	4,393

Provision for credit losses	523	58	465

Noninterest expense	4,711	2,501	2,210
Income before income taxes (FTE basis)	2,747	1,029	1,718
Income tax expense (FTE basis)	990	370	620
Net income	$1,757	$659	$1,098

Net interest yield (FTE basis)	3.46%	1.72%	4.64%
Return on average allocated capital (1)	21	22	21
Efficiency ratio (FTE basis)	59.02	69.69	50.31

Balance Sheet
Average
Total loans and leases	$233,103	$4,662	$228,441
Total earning assets (2)	583,368	552,534	230,523
Total assets (2)	623,324	579,604	243,409
Total deposits	555,987	547,727	8,260
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$234,995	$4,644	$230,351
Total earning assets (2)	584,995	555,127	232,228
Total assets (2)	625,158	582,082	245,436
Total deposits	557,626	550,240	7,386

For footnotes see page 24.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Second Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,988	$2,317	$2,671
Noninterest income:
Card income	1,207	3	1,204
Service charges	1,033	1,033	—
Mortgage banking income	360	—	360
All other income	115	120	(5)
Total noninterest income	2,715	1,156	1,559
Total revenue, net of interest expense (FTE basis)	7,703	3,473	4,230

Provision for credit losses	470	24	446

Noninterest expense	4,637	2,381	2,256
Income before income taxes (FTE basis)	2,596	1,068	1,528
Income tax expense (FTE basis)	967	397	570
Net income	$1,629	$671	$958

Net interest yield (FTE basis)	3.45%	1.69%	4.70%
Return on average allocated capital (1)	20	22	18
Efficiency ratio (FTE basis)	60.21	68.59	53.32

Balance Sheet
Average
Total loans and leases	$230,704	$4,694	$226,010
Total earning assets (2)	579,925	549,061	228,124
Total assets (2)	620,355	576,247	241,368
Total deposits	552,973	544,341	8,632
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$232,271	$4,712	$227,559
Total earning assets (2)	581,846	551,507	229,860
Total assets (2)	621,883	578,048	243,356
Total deposits	554,204	546,173	8,031

	First Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,118	$2,369	$2,749
Noninterest income:
Card income	1,168	3	1,165
Service charges	966	966	—
Mortgage banking income	467	—	467
All other income	110	102	8
Total noninterest income	2,711	1,071	1,640
Total revenue, net of interest expense (FTE basis)	7,829	3,440	4,389

Provision for credit losses	669	63	606

Noninterest expense	4,731	2,472	2,259
Income before income taxes (FTE basis)	2,429	905	1,524
Income tax expense (FTE basis)	902	336	566
Net income	$1,527	$569	$958

Net interest yield (FTE basis)	3.67%	1.80%	4.90%
Return on average allocated capital (1)	19	19	19
Efficiency ratio (FTE basis)	60.42	71.82	51.49

Balance Sheet
Average
Total loans and leases	$230,359	$4,845	$225,514
Total earning assets (2)	565,436	535,340	227,360
Total assets (2)	605,806	562,125	240,945
Total deposits	538,487	530,290	8,197
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$230,213	$4,758	$225,455
Total earning assets (2)	584,113	553,380	228,390
Total assets (2)	624,689	580,166	242,180
Total deposits	557,163	548,309	8,854

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income (FTE basis)	$5,527	$5,830	$1,403	$1,513	$1,446	$1,360	$1,326	$1,395
Noninterest income:
Investment and brokerage services	10,792	10,722	2,598	2,536	2,638	2,682	2,749	2,723
All other income	1,715	1,851	424	420	394	411	466	444
Total noninterest income	12,507	12,573	3,022	2,956	3,032	3,093	3,215	3,167
Total revenue, net of interest expense (FTE basis)	18,034	18,403	4,425	4,469	4,478	4,453	4,541	4,562

Provision for credit losses	51	14	14	25	15	(2)	15	23

Noninterest expense	13,943	13,836	3,288	3,277	3,497	3,470	3,486	3,490
Income before income taxes (FTE basis)	4,040	4,553	1,123	1,167	966	985	1,040	1,049
Income tax expense (FTE basis)	1,473	1,698	420	429	343	353	388	389
Net income	$2,567	$2,855	$703	$738	$623	$632	$652	$660

Net interest yield (FTE basis)	2.13%	2.34%	2.06%	2.18%	2.13%	2.10%	2.11%	2.20%
Return on average allocated capital (1)	21	24	22	23	21	21	22	22
Efficiency ratio (FTE basis)	77.32	75.18	74.32	73.33	78.13	77.92	76.77	76.50

Balance Sheet
Average
Total loans and leases	$132,499	$120,687	$141,181	$139,099	$137,022	$134,319	$131,364	$127,162
Total earning assets (2)	259,020	249,043	273,874	279,606	269,250	257,424	251,601	257,694
Total assets (2)	275,950	267,575	289,646	295,711	285,329	274,272	268,908	275,200
Total deposits	244,725	240,242	254,804	260,482	251,306	243,980	239,974	243,561
Allocated capital (1)	12,000	12,000	13,000	13,000	12,000	12,000	12,000	12,000

Period end
Total loans and leases	$139,039	$126,432	$142,633	$139,690	$139,039	$135,805	$133,499	$128,623
Total earning assets (2)	279,597	256,586	270,974	280,118	279,597	262,952	250,798	255,910
Total assets (2)	296,271	274,954	286,846	296,200	296,271	279,237	267,099	272,848
Total deposits	260,893	245,391	250,976	260,565	260,893	246,172	237,624	244,080

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income (FTE basis)	$9,244	$9,752	$2,424	$2,545	$2,456	$2,315	$2,179	$2,294
Noninterest income:
Service charges	2,914	2,901	759	745	730	746	728	710
Investment banking fees	3,110	3,213	799	636	729	752	777	852
All other income	2,353	2,400	712	528	646	523	561	623
Total noninterest income	8,377	8,514	2,270	1,909	2,105	2,021	2,066	2,185
Total revenue, net of interest expense (FTE basis)	17,621	18,266	4,694	4,454	4,561	4,336	4,245	4,479

Provision for credit losses	686	325	199	553	232	181	178	95

Noninterest expense	8,481	8,806	2,126	2,172	2,085	2,161	2,087	2,148
Income before income taxes (FTE basis)	8,454	9,135	2,369	1,729	2,244	1,994	1,980	2,236
Income tax expense (FTE basis)	3,114	3,353	873	636	828	716	740	830
Net income	$5,340	$5,782	$1,496	$1,093	$1,416	$1,278	$1,240	$1,406

Net interest yield (FTE basis)	2.90%	3.13%	2.81%	3.00%	2.93%	2.87%	2.80%	2.99%
Return on average allocated capital (1)	15	17	16	12	16	14	14	16
Efficiency ratio (FTE basis)	48.13	48.21	45.29	48.77	45.72	49.86	49.14	47.96

Balance Sheet
Average
Total loans and leases	$303,907	$285,344	$334,396	$328,643	$318,699	$308,710	$299,483	$288,351
Total earnings assets (2)	318,977	311,651	347,347	341,386	332,022	320,307	311,640	311,701
Total assets (2)	369,001	362,273	395,997	391,774	381,887	370,246	361,867	361,771
Total deposits	294,733	288,010	298,805	297,134	307,806	296,321	288,117	286,434
Allocated capital (1)	35,000	33,500	37,000	37,000	35,000	35,000	35,000	35,000

Period end
Total loans and leases	$323,687	$287,648	$334,838	$333,604	$323,687	$313,596	$305,643	$294,372
Total earnings assets (2)	334,766	303,080	348,935	345,355	334,766	325,685	317,672	313,537
Total assets (2)	386,132	353,637	397,566	394,736	386,132	376,379	367,052	365,024
Total deposits	296,162	279,792	304,577	298,072	296,162	297,644	292,261	290,422

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income (FTE basis)	$4,191	$3,851	$1,088	$1,184	$1,132	$1,094	$983	$982
Noninterest income:
Investment and brokerage services	2,221	2,205	525	568	518	574	556	573
Investment banking fees	2,401	2,743	603	494	532	521	718	630
Trading account profits	6,109	6,027	1,872	1,595	797	1,471	1,703	2,138
All other income (loss)	91	1,304	220	110	138	90	(14)	(123)
Total noninterest income	10,822	12,279	3,220	2,767	1,985	2,656	2,963	3,218
Total revenue, net of interest expense (FTE basis) (1)	15,013	16,130	4,308	3,951	3,117	3,750	3,946	4,200

Provision for credit losses	99	110	(5)	9	30	42	6	21

Noninterest expense	11,374	11,989	2,581	2,451	2,768	2,697	2,749	3,160
Income before income taxes (FTE basis)	3,540	4,031	1,732	1,491	319	1,011	1,191	1,019
Income tax expense (FTE basis)	1,117	1,441	619	519	149	211	408	349
Net income	$2,423	$2,590	$1,113	$972	$170	$800	$783	$670

Return on average allocated capital (2)	7%	8%	12%	11%	2%	9%	9%	8%
Efficiency ratio (FTE basis)	75.75	74.33	59.95	62.02	88.76	71.93	69.65	75.25

Balance Sheet
Average
Total trading-related assets (3)	$433,169	$449,623	$411,285	$407,661	$415,856	$431,172	$442,175	$443,801
Total loans and leases	63,443	61,750	69,620	69,283	68,835	66,349	61,819	56,601
Total earning assets (3)	430,468	457,871	422,815	418,198	419,977	436,809	433,254	431,896
Total assets	594,057	604,198	580,701	581,226	586,606	594,142	599,985	595,592
Total deposits	38,074	40,221	34,518	35,886	37,175	36,818	39,051	39,287
Allocated capital (2)	35,000	34,000	37,000	37,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets (3)	$373,926	$418,847	$405,037	$408,223	$373,926	$407,086	$406,098	$424,899
Total loans and leases	73,208	58,996	70,766	73,446	73,208	70,159	65,962	62,627
Total earning assets (3)	384,046	418,849	416,325	422,268	384,046	418,519	405,883	418,747
Total assets	548,790	576,552	577,428	581,150	548,790	576,461	578,052	584,192
Total deposits	37,038	40,665	33,506	34,403	37,038	35,943	38,751	38,214

Trading-related assets (average)
Trading account securities	$195,650	$201,951	$178,047	$187,931	$195,275	$196,685	$197,117	$193,491
Reverse repurchases	103,506	115,897	92,805	85,411	86,553	103,312	109,293	115,182
Securities borrowed	79,494	85,098	89,779	80,807	82,385	75,786	81,091	78,713
Derivative assets	54,519	46,677	50,654	53,512	51,643	55,389	54,674	56,415
Total trading-related assets (3)	$433,169	$449,623	$411,285	$407,661	$415,856	$431,172	$442,175	$443,801

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014
Net interest income (FTE basis)	$457	$1,407	$219	$130	$(352)	$265	$263	$281
Noninterest income:
Card income	260	357	55	44	59	68	65	68
Mortgage banking income	1,022	160	44	242	44	115	638	225
Gains on sales of debt securities	1,126	1,468	249	190	251	436	165	274
All other loss	(1,204)	(1,274)	(280)	(332)	(363)	(185)	(304)	(352)
Total noninterest income	1,204	711	68	144	(9)	434	564	215
Total revenue, net of interest expense (FTE basis)	1,661	2,118	287	274	(361)	699	827	496

Provision for credit losses	(21)	(644)	42	(121)	(151)	62	111	(43)

Noninterest expense	5,220	21,635	1,084	2,377	1,023	900	1,000	2,297
Loss before income taxes (FTE basis)	(3,538)	(18,873)	(839)	(1,982)	(1,233)	(263)	(284)	(1,758)
Income tax benefit (FTE basis)	(2,395)	(6,915)	(633)	(888)	(572)	(415)	(545)	(863)
Net income (loss)	$(1,143)	$(11,958)	$(206)	$(1,094)	$(661)	$152	$261	$(895)

Balance Sheet
Average
Total loans and leases	$144,506	$197,414	$111,552	$118,051	$126,102	$134,948	$152,808	$164,696
Total assets (2)	300,997	322,934	256,795	258,688	295,712	306,946	300,851	300,463
Total deposits	25,452	35,548	28,690	26,757	26,019	26,125	26,674	22,956

Period end
Total loans and leases	$122,198	$168,785	$107,794	$113,782	$122,198	$127,521	$143,821	$156,915
Total assets (3)	267,667	300,330	256,656	247,342	267,667	295,727	314,813	296,891
Total deposits	25,334	22,447	27,575	26,421	25,334	24,624	26,720	23,289

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, non-core mortgage loans and servicing activities, liquidating businesses, residual expense allocations and other. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture as well as Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $463.4 billion and $445.5 billion for the years ended December 31, 2015 and 2014; $499.5 billion, $493.5 billion, $474.1 billion, $458.5 billion, $456.2 billion and $464.8 billion for the second and first quarters of 2016, and the fourth, third, second and first quarters of 2015, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $492.3 billion, $510.0 billion, $489.0 billion, $461.9 billion, $453.2 billion, $475.1 billion and $443.5 billion at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

This information is preliminary and based on company data available at the time of the presentation.	28

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The Corporation presents related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

See the table below and on page 30 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the years ended December 31, 2015 and 2014, and the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$38,958	$40,779	$10,118	$10,485	$9,686	$9,900	$9,517	$9,855
Fully taxable-equivalent adjustment	889	851	223	215	225	227	222	215
Net interest income on a fully taxable-equivalent basis	$39,847	$41,630	$10,341	$10,700	$9,911	$10,127	$9,739	$10,070

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$82,965	$85,894	$21,286	$20,790	$19,582	$20,992	$21,040	$21,351
Fully taxable-equivalent adjustment	889	851	223	215	225	227	222	215
Total revenue, net of interest expense on a fully taxable-equivalent basis	$83,854	$86,745	$21,509	$21,005	$19,807	$21,219	$21,262	$21,566

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$6,234	$2,443	$2,034	$1,505	$1,478	$1,628	$1,736	$1,392
Fully taxable-equivalent adjustment	889	851	223	215	225	227	222	215
Income tax expense on a fully taxable-equivalent basis	$7,123	$3,294	$2,257	$1,720	$1,703	$1,855	$1,958	$1,607

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$230,173	$222,907	$240,376	$237,229	$234,800	$231,524	$228,774	$225,477
Goodwill	(69,772)	(69,809)	(69,751)	(69,761)	(69,761)	(69,774)	(69,775)	(69,776)
Intangible assets (excluding mortgage servicing rights)	(4,201)	(5,109)	(3,480)	(3,687)	(3,888)	(4,099)	(4,307)	(4,518)
Related deferred tax liabilities	1,852	2,090	1,662	1,707	1,753	1,811	1,885	1,959
Tangible common shareholders' equity	$158,052	$150,079	$168,807	$165,488	$162,904	$159,462	$156,577	$153,142

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$251,981	$238,317	$265,354	$260,423	$257,074	$253,798	$251,048	$245,863
Goodwill	(69,772)	(69,809)	(69,751)	(69,761)	(69,761)	(69,774)	(69,775)	(69,776)
Intangible assets (excluding mortgage servicing rights)	(4,201)	(5,109)	(3,480)	(3,687)	(3,888)	(4,099)	(4,307)	(4,518)
Related deferred tax liabilities	1,852	2,090	1,662	1,707	1,753	1,811	1,885	1,959
Tangible shareholders' equity	$179,860	$165,489	$193,785	$188,682	$185,178	$181,736	$178,851	$173,528

This information is preliminary and based on company data available at the time of the presentation.	29

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
	2015	2014

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$233,903	$224,167	$242,206	$238,662	$233,903	$233,589	$229,251	$228,012
Goodwill	(69,761)	(69,777)	(69,744)	(69,761)	(69,761)	(69,761)	(69,775)	(69,776)
Intangible assets (excluding mortgage servicing rights)	(3,768)	(4,612)	(3,352)	(3,578)	(3,768)	(3,973)	(4,188)	(4,391)
Related deferred tax liabilities	1,716	1,960	1,637	1,667	1,716	1,762	1,813	1,900
Tangible common shareholders' equity	$162,090	$151,738	$170,747	$166,990	$162,090	$161,617	$157,101	$155,745

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$256,176	$243,476	$267,426	$263,004	$256,176	$255,862	$251,524	$250,285
Goodwill	(69,761)	(69,777)	(69,744)	(69,761)	(69,761)	(69,761)	(69,775)	(69,776)
Intangible assets (excluding mortgage servicing rights)	(3,768)	(4,612)	(3,352)	(3,578)	(3,768)	(3,973)	(4,188)	(4,391)
Related deferred tax liabilities	1,716	1,960	1,637	1,667	1,716	1,762	1,813	1,900
Tangible shareholders' equity	$184,363	$171,047	$195,967	$191,332	$184,363	$183,890	$179,374	$178,018

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,144,287	$2,104,539	$2,186,966	$2,185,726	$2,144,287	$2,152,962	$2,148,899	$2,143,644
Goodwill	(69,761)	(69,777)	(69,744)	(69,761)	(69,761)	(69,761)	(69,775)	(69,776)
Intangible assets (excluding mortgage servicing rights)	(3,768)	(4,612)	(3,352)	(3,578)	(3,768)	(3,973)	(4,188)	(4,391)
Related deferred tax liabilities	1,716	1,960	1,637	1,667	1,716	1,762	1,813	1,900
Tangible assets	$2,072,474	$2,032,110	$2,115,507	$2,114,054	$2,072,474	$2,080,990	$2,076,749	$2,071,377

This information is preliminary and based on company data available at the time of the presentation.	30